                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights............................. 11
Portfolio of Investments......................... 13
Statement of Assets and Liabilities.............. 30
Statement of Operations.......................... 31
Statement of Changes in Net Assets............... 32
Statement of Cash Flows.......................... 33
Financial Highlights............................. 34
Notes to Financial Statements.................... 35

PRIT SAR 3/98

                             LETTER TO SHAREHOLDERS

February 20, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed                       [PHOTO]
into law by President Clinton in
August, creates many new
opportunities for you and your family
to take a more active role in              DENNIS J. MCDONNELL AND DON G. POWELL
achieving your long-term financial
goals.
    Most Americans will benefit from
the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The U.S. economy sustained its forward momentum, continuing to grow at a moderate pace throughout the reporting period. For the 1997 calendar year, the nation's economy (measured in terms of gross domestic product) grew at a rate of
3.8 percent. Despite this persistent growth trend, inflation remained in check. The Cost of Living Index, for example, rose by just 1.7 percent during the course of 1997, the smallest yearly increase since 1986.
    Moving into the current fiscal year, however, market watchers remain alert for signs of surging prices. One cause of concern is the extremely tight labor market, as reflected in one of the lowest unemployment rates of recent years--just 4.7 percent at the end of 1997. With continued economic activity, the demand for workers is expected to put upward pressure on wages, which could spark renewed inflation worries.
    Another factor that is being closely monitored is the fallout from the Asian currency devaluations that occurred in the fourth quarter of 1997, a time when the U.S. dollar continued to be extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currency, analysts fear that U.S. export sales would slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus

                                                           Continued on page two
imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.

TRUST UPDATE
    The management team of the Van Kampen American Capital Prime Rate Income Trust continues to work diligently to keep the Trust's investment policies aligned with the changing financial marketplace. During 1997, the management team received approval from the Trust's Board of Trustees to make a number of changes to the Trust's investment policies.
    First, the Trust may invest up to 20 percent of its total assets in senior loans that are not secured by any collateral, an increase from its prior limit of 5 percent. Second, the Trust may invest in senior loans of foreign issuers, provided that these senior loans are U.S. dollar denominated and payments of interest and principal are made in U.S. dollars. Third, the Trust may borrow to obtain short-term credits in connection with tender offers for the Trust's common shares and to fund commitments to purchase senior loans, although the Trust does not intend to use borrowings for long-term financial leverage. Fourth, the Trust may invest up to 5 percent of its total assets in structured notes with rates of return linked to the total return on senior loans referenced in these notes, and the return on such structured notes may be determined by applying a multiplier to the rate of either of the referenced loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. And finally, the Trust may invest in senior loans with stated maturities of up to 10 years, an increase from its previous limit of 7 years.
    Although these new policies have been approved, it is up to the Trust's management team to determine whether these strategies coincide with the best interests of the Trust's shareholders. If the Trust's management team chooses to take advantage of any of these options, it may do so immediately. These changes and their risks are described in more detail in the Trust's prospectus--please contact your financial adviser if you would like a current prospectus incorporating these changes.

MARKET REVIEW
    Seeing little inflationary pressure, the Federal Reserve Board held key short-term interest rates steady throughout the reporting period. Generally, interest rates slipped downward during the past six months, as illustrated by the yield on the benchmark 30-year Treasury bond, which fell from 6.30 percent to 5.80 percent. At the end of the reporting period, the short-term market environment was characterized by six-month certificates of deposit averaging a yield of 5.52 percent and three-month T-bills yielding 5.18 percent.
    Against this backdrop, the Trust continued to provide its shareholders with an attractive level of current income, while maintaining a relatively stable net asset value (NAV). During the reporting period, the Trust's dividend remained unchanged and its NAV fluctuated within a two-cent range, from $9.96 to $9.98 per share.
    The senior loan market has been very active, as these instruments are being bought and sold by a growing number of major commercial and investment banks and other financial institutions. According to Loan Pricing Corporation, more than $194 billion in new

                                                         Continued on page three
issues of leveraged senior loans came to market in 1997, with secondary market transactions of approximately $61.9 billion.

OUTLOOK
    We expect the U.S. economy to remain strong in the coming months. Job growth has been steady, but thus far the economy has been able to absorb new workers without overheating or driving consumer prices higher. Based on these factors, we believe the demand for the products and services provided by the companies represented in the Trust's portfolio is likely to remain strong across the board. With a focus on inflation rather than growth, the Fed will probably take any necessary actions to keep inflation from rising.
    Not surprisingly, we expect the senior loan market to remain active. Merger and acquisition activity, especially in vibrant industries such as telecommunications, broadcasting, and financial services, should provide a vast array of attractive opportunities for investment in senior loans. We anticipate a high volume of new issues, as well as enthusiastic participation in the secondary trading market.
    The situation in Asia is a concern, but its impact is difficult to isolate and quantify. Obviously, companies with a significant exposure to Asian markets may face difficulties; it is the more subtle "ripple effect" of Asian financial turmoil that will be more difficult to gauge. We will continue to be thorough in our research and analysis of the senior loans that comprise the portfolio.
    Additional details about your Trust, including a question-and-answer section with your portfolio manager, are provided in this report. As always, we appreciate the fact that you have entrusted a portion of your investment portfolio to Van Kampen American Capital.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED JANUARY 31, 1998

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


 TOTAL RETURNS
Six-month total return(1)..................................     3.55%
One-year total return(1)...................................     6.90%
Five-year average annual total return(1)...................     6.88%
Life-of-Trust average annual total return(1)...............     7.60%
Commencement date..........................................  10/04/89
Distribution rate(2).......................................     6.79%

 SHARE VALUATIONS

Net asset value on 01/31/98................................     $9.97
Six-month high net asset value.............................     $9.98
Six-month low net asset value..............................     $9.96

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2) Distribution rate is based upon the offering price and the current monthly dividend of $.0564 per share.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                               GLOSSARY OF TERMS

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that oversees the operations of the Federal Reserve System--the central bank system of the United States. Its primary responsibility is to establish monetary policy (such as money flow and credit availability), and it monitors the country's economic pulse.

FLOATING-RATE SECURITIES: Securities that adjust their yield according to changes in interest rates.

NET ASSET VALUE (NAV): The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

YIELD: The rate of return on an investment, usually expressed as an annual percentage rate.

                          PORTFOLIO MANAGEMENT REVIEW
              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

We recently spoke with the portfolio manager of the Van Kampen American Capital Prime Rate Income Trust about the key events and economic forces that shaped the markets during the past six months. The Trust's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the six-month period ended January 31, 1998.

   Q HOW DID CONDITIONS IN THE SENIOR LOAN MARKET AFFECT THE TRUST DURING THE PAST SIX MONTHS?

   A The reporting period was a very exciting time for the senior loan market, with a strong supply of loans across a broad range of industries. In such an ample environment, we've had plenty of attractive senior loans to choose from, and we've invested in loans from many industry sectors. Once again, the senior loan market benefited from the strength of the U.S. economy, which supported corporate profitability and helped many companies make their loan payments on schedule.

   Q  DID THE SITUATION IN ASIA HAVE A NEGATIVE IMPACT ON THE TRUST?

   A No, it did not. We analyzed the Trust's exposure to Asian markets, and we're comfortable with how the Trust is positioned. We don't expect to make major investments in this region during the near term, because we think it will be a while before economic conditions in Asia get better. The current crisis was the result of a situation that had been developing for the past decade, so we don't expect it to fix itself overnight.

   Q  WHAT AREAS PROVIDED THE BEST OPPORTUNITIES FOR THE TRUST?

   A We kept the portfolio widely varied, with 276 loans representing 24 industry sectors. We believe this is a benefit to Trust shareholders because it should help to reduce the negative influence of any one issue or sector on the portfolio. The borrowing companies whose loans we have in the portfolio generally provide basic goods and services to the domestic economy--if you turn to the "Portfolio of Investments" on page 13, you'll probably see a lot of familiar names. Industries that we found especially favorable during the past six months included aerospace, broadcasting, entertainment/leisure, finance, personal/non-durables, and building/housing.
    We have been particularly interested in the aerospace sector since the Trust's inception. Recently, there has been a substantial increase in production of commercial aircraft, in order to replace older planes in airline fleets and to add to the total number of planes in those fleets. The Trust's holdings include companies that supply everything from aircraft parts to critical equipment. In addition, the aerospace industry tends to overlap with the communications sector, because satellites and high-tech communications are vital to aerospace. We participate in parts and equipment suppliers for these companies also, as well as those companies that own the satellites. Most of these companies have been generating solid earnings lately.
    Broadcasting has also been an active sector. Deregulation of the broadcasting industry has presented some new investment opportunities, because it allows individual companies to own an unrestricted number of radio and television stations. As a result, a small number of companies can dominate the advertising dollars spent in a given region. These companies have found it extremely lucrative to become the primary advertising source in a particular geographic area, because they can provide "one-stop shopping" for advertisers. Some of the portfolio's loans in this sector included Sinclair Broadcasting, American Radio Systems, Young Broadcasting, and Jacor Communications. Jacor, the third-largest radio group in the nation, has been a primary beneficiary of industry deregulation. The company focuses on being a broadcasting leader as well as the country's third-largest provider of syndicated radio programming.
    Aerospace and broadcasting were just two of many positive areas for the Trust during the reporting period. Strong holdings in entertainment/leisure included Six Flags Theme Parks, Metro Goldwyn Mayer (MGM), and Viacom. Six Flags Theme Parks, a portfolio holding since mid-1995, recently was sold by Time Warner and Boston Ventures for approximately $1.9 billion, a substantial premium to the valuation used for the earlier transaction. Six Flags' price appreciation is an indication of the company's inherent financial strength, a quality that we look for in senior loans. Other notable sectors included finance (Blackstone Capital, Ark Asset Holdings), personal/non-durable (Revlon), and building/housing (National Gypsum). Keep in mind that not every loan in the portfolio will produce such positive results, and all of the loans are subject to credit risk.

   Q  CAN YOU DISCUSS SOME RECENT ADDITIONS TO THE PORTFOLIO?

   A The Trust has made more than 150 transactions since the last financial statement. As we mentioned, the broadcasting sector has been very active recently, and the Trust has made a number of investments in this area. One of our larger transactions was the financing for the merger of Chancellor Broadcasting Co. and Evergreen Media Corp. This merger created Chancellor Media Corp., the second-largest owner of radio stations in the United States, with nearly 100 radio stations in more than 20 major U.S. markets.
    Another new holding is Outdoor Systems, Inc., the largest outdoor advertising company in North America. The company operates approximately 220,000 bulletins, posters, transit shelters, and subway and mall displays in 48 states in the United States and eight provinces in Canada.
    The Trust has made a number of investments in the health-care industry, including Merit Behavioral Care, Sun Healthcare Group, Genesis Health Ventures, Total Renal Care, and Integrated Health Services. Integrated Health Services
(IHS) has built a strong post-acute care delivery network on both a local and regional basis. The Trust recently participated in the company's acquisition of Horizon Healthcare, a complementary health-care provider, giving IHS more than 2,000 post-acute service locations in 47 states throughout the country.
    Finally, a recent Trust investment and typical portfolio holding is American Axle & Manufacturing. AAM is the former axle and driveline parts division of General Motors. The company is a supplier to the automotive industry and a world leader in engineering and manufacturing driveline systems, forged products, chassis components, and related service parts.

   Q  HOW DID THE TRUST PERFORM DURING THE PAST SIX MONTHS?

   A The Trust's total return for the six-month period was 3.55 percent(1) at net asset value (NAV). During the reporting period, the Trust's NAV remained within a very narrow range of $9.96 and $9.98 per share. Based on the January 31, 1998 public offering price of $9.97 per share, the Trust's current monthly dividend of $0.0564 represents a distribution rate of 6.79 percent(2). For more information on the Trust's performance, please refer to the chart on page four.

   Q  ARE YOU PLEASED WITH THE TRUST'S PERFORMANCE?

   A Absolutely. Most shareholders invest in the Trust for the potential for high current income and preservation of capital. Look what the Trust delivered during the period--a net asset value that fluctuated just two cents. Then, compare the Trust's distribution rate of 6.79 percent(2) to the 3-month Treasury bill, which was yielding 5.10 percent at the end of the reporting period. Even more impressive, compare it to the 30-year Treasury bond, which was yielding 5.80 percent.* Of course, the Trust is subject to credit risks, while Treasury securities are not. These risks are discussed in more detail in "A Focus on Senior Loans" on page 10.

   Q  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND SENIOR LOAN MARKET IN 1998?

   A While we expect our vibrant economy to continue, the situation in Asian should certainly have some impact here in the United States, although the magnitude and timing of this impact is unclear. U.S. corporate profits could be negatively affected by an increase in competition from cheaper Asian imports, and lower currency values in Asia could result in declining interest rates in the United States. Currently, however, there is a seemingly insatiable demand for basic goods and services in the U.S. economy--goods and services provided by many of the companies in which we invest. As a result, we are optimistic about the senior loan market and expect a continuation of high volume of loans.
    In the Trust's annual report six months ago, we stated that the pickup in commercial activity worldwide was a strong indication that the United States would eventually see rising interest rates. We still believe this is the case--the U.S. economy simply has not moderated. Economic growth remains strong, the stock market is at record levels, and unemployment is extremely low. Given these conditions, we can not rule out that at some point we will find ourselves in a rising rate environment. We just do not believe that the economy can keep expanding without feeling some growing pains.
    In the midst of this economic uncertainty, we can definitely tell our shareholders this: the Trust will always have the ability to provide income that adjusts with interest rates. So regardless of whether interest rates go up or down, your dividend will fluctuate but the net asset value of the Trust has the potential to remain relatively stable (although a sudden or extreme change in prevailing interest rates could affect the credit quality of the Trust's holdings which may affect the Trust's net asset value). This is where we believe the Trust can be a very valuable tool for investors.

[SIG]

Jeffrey W. Maillet
Portfolio Manager

* U.S. Treasuries are backed by the full faith and credit of the U.S. government, while the Trust is not, and the Trust is subject to credit risks. U.S. Treasury bills are short-term obligations of the U.S. government that are purchased at a discount and mature at face value. Past performance does not guarantee future results.

                                               Please see footnotes on page four

                            A FOCUS ON SENIOR LOANS

    The Prime Rate Income Trust invests primarily in senior collateralized loans to U.S. corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING
    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING
    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include accounts receivable or inventory, buildings, and real estate, among others. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.
    Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated.

CREDIT QUALITY
    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the perceived credit quality of the loans in which the Trust invests. This may occur in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

                              PORTFOLIO HIGHLIGHTS

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

 TOP FIVE PORTFOLIO SECTORS*

      AS OF JANUARY 31, 1998                                   AS OF JULY 31, 1997
Healthcare .....................  14.4%                 Cable ..........................  13.0%
Wireless/Tele-Communications ...  12.3%                 Wireless/Tele-Communications ...   9.9%
Cable ..........................  10.4%                 Manufacturing ..................   8.7%
Manufacturing ..................   8.3%                 Entertainment/Leisure ..........   7.6%
Paper ..........................   6.5%                 Paper ..........................   6.8%

*As a Percentage of Variable Rate Senior Loan Interests

 NET ASSET VALUE STABILITY SINCE INCEPTION
 (BASED UPON MONTH-END NET ASSET VALUE)

OCTOBER 1989 THROUGH JANUARY 1998

                                 [LINE GRAPH]

VKAC Prime Rate Income Trust
High $10.07 on 1/3/95
Low $9.96 on 11/12/97

Oct 1989                10.00
Jul 1990                10.01
Jul 1991                 9.98
Jul 1992                10.00
Jul 1993                10.00
Jul 1994                10.05
Jul 1995                10.04
Jul 1996                10.00
Jul 1997                 9.96
Jan 1998                 9.97


Past performance does not guarantee future results.

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

 CURRENT INCOME

OCTOBER 4, 1989 THROUGH JANUARY 31, 1998

                                 [LINE GRAPH]


            VKAC Prime Rate             3-Month
             Income Trust            Treasury Bill
            ---------------          -------------
Oct 1989                                 8.08
Jul 1990        10.00                    7.73
Jul 1991         8.02                    5.68
Jul 1992         6.00                    3.24
Jul 1993         5.76                    3.10
Jul 1994         6.50                    4.36
Jul 1995         8.02                    5.58
Jul 1996         6.80                    5.31
Jul 1997         6.80                    5.09
Jan 1998         6.79                    5.10

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JANUARY 31, 1998
Stone Container Corp. -- Manufacturer of paper products.....  3.08%
Integrated Health Services, Inc. -- Provider of post-acute
  healthcare services.......................................  2.63%
Nextel Finance Co. -- Wireless communications service
  provider..................................................  1.96%
Jefferson Smurfit Corp. -- Manufacturer of corrugated paper
  products..................................................  1.85%
Sun Healthcare Group, Inc. -- Provider of long term care....  1.58%

Past performance does not guarantee future results.

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS 85.1%
            AEROSPACE/DEFENSE  1.7%
$ 10,078    Aerostructures Corp., Term Loan --
            Manufacturer and assembler of structural
            aircraft parts...............................  09/30/03 to 09/30/04   $   10,091,557
   5,860    Alliant Techsystems, Inc., Term Loan --
            Manufacturer of ordnance, composite metals...        03/15/01              5,871,846
  47,500    Gulfstream Delaware Corp., Term Loan --
            Aircraft manufacturer........................        09/30/02             47,565,569
  15,860    K & F Industries, Inc., Term Loan --
            Manufacturer of wheel, brake, and anti-skid
            systems for aircraft.........................        10/15/05             15,861,500
   5,459    L-3 Communications Corp., Term Loan --
            Provider of secure communications systems....  03/31/03 to 03/31/06        5,467,222
   4,743    MAG Aerospace Industries, Inc., Term Loan --
            Supplier of waste and trash systems to the
            aerospace industry...........................        06/15/03              4,759,158
   7,920    Tri-Star, Inc., Term Loan -- Distributor of
            aerospace fasteners..........................        09/30/03              7,955,087
  19,199    United Defense Industries, Inc., Term Loan --
            Defense contractor...........................  10/06/05 to 10/06/06       19,202,935
                                                                                  --------------
                                                                                     116,774,874
                                                                                  --------------
            AUTOMOTIVE  3.4%
   4,043    Advanced Accessory Systems, Inc., Term
            Loan -- Supplier of exterior automotive
            accessories..................................        10/30/04              4,043,328
  34,000    American Axel and Manufacturing Co., Term
            Loan -- Manufacturer of automotive parts.....        04/30/06             34,000,000
   8,500    American Bumper and Manufacturing Co., Term
            Loan -- Manufacturer of light truck and SUV
            bumpers......................................        04/30/04              8,514,924
  17,496    Blue Bird Body Co., Term Loan -- Manufacturer
            of school buses..............................        11/19/03             17,517,213
  75,000    Breed Technologies, Inc., Term Loan --
            Manufacturer of automotive protection
            systems......................................        10/31/98             75,000,717
  28,000    Cambridge Industries, Inc., Term Loan --
            Manufacturer of plastic components for
            automobiles..................................        06/30/05             28,025,219
  16,215    Columbus-McKinnon Corp., Term Loan --
            Manufacturer of material handling
            equipment....................................  10/17/01 to 09/30/03       16,244,688
   5,544    Columbus-McKinnon Corp., Revolving Credit....        09/30/01              5,545,769
   9,963    Hayes Lemmerz International, Inc., Term
            Loan -- Designer and manufacturer of car and
            truck wheels.................................  07/31/04 to 07/31/05        9,995,457
   4,917    International Data Response Corp., Term
            Loan -- Manufacturer of plastic components
            for automobiles..............................  12/31/01 to 12/31/02        4,930,280
   5,000    JMS Automotive Rebuilding, Inc., Term Loan --
            Automotive parts re-manufacturer.............        06/30/04              5,002,702

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
$ 11,439    Numatics, Inc., Term Loan -- Manufacturer of
            pneumatic fluid power equipment..............        12/31/03         $   11,449,222
  10,000    The Plastech Group, Term Loan -- Manufacturer
            and designer of thermoplastic automotive
            parts........................................  04/01/02 to 04/01/04       10,000,923
                                                                                  --------------
                                                                                     230,270,442
                                                                                  --------------
            BROADCASTING  4.1%
   4,000    American Radio Systems Corp., Term Loan --
            Radio station owner/operator.................        12/31/04              4,021,167
   6,220    American Radio Systems Corp., Revolving
            Credit.......................................        12/31/04              6,275,724
  12,000    Benedek Broadcasting Corp., Term Loan --
            Television station owner/operator............  05/01/01 to 11/01/02       12,008,838
  76,638    Chancellor Broadcasting Co., Term Loan --
            Radio station owner/operator.................        06/30/05             76,845,575
  16,831    Chancellor Broadcasting Co., Revolving
            Credit.......................................        06/30/05             16,951,001
  35,000    Jacor Communications, Inc., Term Loan --
            Radio station owner/operator.................        12/31/04             35,000,565
  36,333    Outdoor Systems, Inc., Term Loan -- Outdoor
            advertising, billboards, etc.................        06/30/04             36,333,251
  10,820    River City Broadcasting, L.P., Term Loan --
            Midwestern radio station owner/operator......        12/31/99             10,819,508
  10,955    SFX Broadcasting, Inc., Revolving Credit --
            Radio station operator.......................        06/30/05             10,984,480
  42,714    Sinclair Broadcasting, Term Loan --
            Television and radio station
            owner/operator...............................        12/31/04             42,771,917
  20,893    Sullivan Broadcasting, Term Loan --
            Television station owner/operator............        12/31/03             20,893,573
   1,512    Sullivan Broadcasting, Revolving Credit......        12/31/03              1,512,068
                                                                                  --------------
                                                                                     274,417,667
                                                                                  --------------
            BUILDING/HOUSING  2.7%
  23,619    Behr Process Corp., Term Loan -- Paint
            manufacturer.................................  03/31/02 to 03/31/05       23,631,469
     706    Behr Process Corp., Revolving Credit.........        03/31/02                705,891
  10,000    Dayton Superior Corp., Term Loan --
            Manufactures and distributes metal
            accessories used in concrete and masonry
            construction.................................        09/29/05             10,002,181
  13,711    Falcon Building Products, Inc., Term Loan --
            Manufacturer of building products............        06/30/05             13,755,068
  59,649    National Gypsum Co., Term Loan --
            Manufacturer of wallboard....................        09/20/03             59,665,047
   7,000    Reliant Building Products, Inc., Term Loan --
            Manufacturer of aluminum and vinyl windows...        03/31/04              7,000,000

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            BUILDING/HOUSING (CONTINUED)
$ 50,000    Walter Industries, Inc., Term Loan --
            Diversified line of products and services for
            homes and other construction.................        10/15/03         $   50,001,813
  15,000    Werner Holding Co., Term Loan -- Manufacturer
            and marketer of ladders......................  11/30/04 to 11/30/05       15,000,000
                                                                                  --------------
                                                                                     179,761,469
                                                                                  --------------
            CABLE  8.8%
  15,994    Adelphia Cable Partners, L.P., Revolving
            Credit -- Cable television systems
            operator.....................................        12/31/03             16,076,748
  22,500    Bresnan Communications Co., L.P., Term
            Loan -- Cable television systems operator....        03/31/06             22,612,849
   5,940    Cable Systems International, Inc., Term
            Loan -- Manufacturer of electrical wire and
            cable........................................        12/31/02              5,948,399
  45,702    Charter Communications Entertainment I, Term
            Loan -- Cable television systems operator....        06/30/04             45,718,704
  10,414    Charter Communications Entertainment II, Term
            Loan -- Cable television systems operator....  06/30/05 to 12/31/05       10,422,689
   3,659    Charter Communications Entertainment II,
            Revolving Credit.............................        06/30/05              3,658,938
  32,000    Charter Communications Entertainment II &
            Long Beach, Term Loan -- Cable television
            systems operator.............................        03/31/06             32,082,361
  47,500    Chelsea Communications, Inc., Term Loan --
            Cable television systems operator............        12/31/04             47,534,080
  21,034    Classic Cable, Inc., Term Loan -- Cable
            television systems operator..................        06/30/05             21,038,943
  16,660    Coaxial Communications of Central Ohio, Term
            Loan -- Cable television systems operator....        12/31/99             16,662,400
  25,500    Comcast MH Holdings, Inc., Revolving
            Credit -- Cable television systems
            operator.....................................        12/31/03             25,508,664
  44,677    Falcon Holdings Group, L.P., Term Loan --
            Cable television systems owner/operator......        07/11/05             44,710,590
   9,337    Falcon Holdings Group, L.P., Revolving
            Credit.......................................        01/11/05              9,371,313
  15,000    Frontiervision Operating Partners, L.P., Term
            Loan -- Cable television systems operator....        03/31/06             15,000,000
  22,500    Garden State Cablevision, L.P., Revolving
            Credit -- Cable television systems
            owner/operator...............................        06/30/05             22,502,628
       0    Hilton Head Communications, L.P., Revolving
            Credit -- Cable television systems operator..        06/30/03                 42,388
  11,000    Insight Communication Co., L.P., Term Loan --
            Cable television systems operator............        03/31/05             11,029,692
   6,960    Insight Communication Co., L.P., Revolving
            Credit.......................................        03/31/05              6,979,903
  18,500    InterMedia Partners IV, L.P., Term Loan --
            Cable television systems operator............        01/01/05             18,512,360

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            CABLE (CONTINUED)
$  4,333    Lenfest Communications, Inc., Term Loan --
            Cable television systems operator............        09/30/03         $    4,346,760
   3,300    Lenfest Communications, Inc., Revolving
            Credit.......................................        09/30/03              3,328,292
  64,530    Marcus Cable Operating Co., Term Loan --
            Cable television systems operator............  12/31/02 to 04/30/04       64,582,159
   5,543    Marcus Cable Operating Co., Revolving
            Credit.......................................        12/31/02              5,543,538
   5,000    Mark Twain Cablevision, L.P., Term Loan --
            Cable television systems operator............        06/30/04              5,014,155
  47,500    TCI Pacific, Inc., Term Loan -- Cable
            television systems operator..................        12/31/04             47,534,440
   7,890    TCI Southeast, Inc., Revolving Credit --
            Cable television services provider...........        06/30/01              7,894,837
  30,714    Triax Midwest Associates, Term Loan -- Cable
            television systems operator..................  06/30/04 to 06/30/05       30,777,688
   2,698    Triax Midwest Associates, Revolving Credit...        06/30/04              2,704,942
  27,343    TW Fanch, Revolving Credit -- Cable
            television systems operator..................        12/31/04             27,422,544
  15,600    UCA Group, Revolving Credit -- Cable
            television systems operator..................        09/30/03             15,600,031
                                                                                  --------------
                                                                                     590,163,035
                                                                                  --------------
            CHEMICAL  3.0%
  11,340    Cedar Chemicals Corp., Term Loan --
            Manufacturer of fertilizer...................        10/30/03             11,346,516
   7,319    Geo Specialty Chemicals, Inc., Term Loan --
            Manufacturer of specialty chemicals..........  09/25/02 to 03/25/04        7,351,999
  58,722    Huntsman Group Holdings, Term Loan --
            Integrated chemical, plastic and packaging
            producer.....................................  12/31/02 to 12/31/05       58,777,092
   8,476    Huntsman Group Holdings, Revolving Credit....        12/31/02              8,480,036
  19,800    Huntsman Specialty Chemical Corp., Term
            Loan -- Manufacturer of specialty
            chemicals....................................  03/15/04 to 03/15/05       19,818,733
   9,950    Pioneer Americas Acquisition Corp., Term
            Loan -- Manufacturer of water treatment
            chemicals....................................        12/31/06              9,961,283
  12,102    Reid Plastics, Inc., Term Loan --
            Manufacturer of plastic bottles..............        11/12/03             12,143,051
   2,500    Sovereign Specialty, Term Loan --
            Manufacturer of specialty chemicals..........        07/31/01              2,500,062
  43,166    Sterling Chemicals, Inc., Term Loan --
            Manufacturer of commodity petrochemicals.....        09/30/04             43,227,619
  12,138    Texas Petrochemicals Corp., Term Loan --
            Processor of petrochemicals..................  06/30/01 to 06/30/04       12,147,640
   1,529    Texas Petrochemicals Corp., Revolving
            Credit.......................................        12/31/02              1,529,230

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            CHEMICAL (CONTINUED)
$  5,854    Thoro System Products, Inc., Term Loan --
            Manufacturer of chemicals for construction
            industry.....................................        03/31/00         $    5,936,104
   6,660    TruSeal Technologies, Inc., Term Loan --
            Manufacturer of window sealant/systems.......        06/30/04              6,659,878
                                                                                  --------------
                                                                                     199,879,243
                                                                                  --------------
            ELECTRIC/ELECTRONICS  2.3%
  20,019    Amphenol Corp., Term Loan -- Designer,
            manufacturer and marketer of
            electric/electronic connectors...............        05/19/06             20,027,545
   5,676    Anacomp, Inc., Term Loan -- Micrographics
            provider.....................................        03/31/01              5,693,048
   6,738    Banker's Systems, Inc., Term Loan -- Supplier
            of compliance services.......................        11/01/02              6,738,890
   9,716    Berg Electronics, Inc., Term Loan --
            Manufacturer of electronic connectors........        06/30/03              9,717,145
   4,418    Berg Electronics, Inc., Revolving Credit.....        06/30/03              4,419,431
  10,000    Control Data Systems, Inc., Term Loan --
            Software information services provider.......        11/26/00             10,000,194
  17,000    Cooperative Computing Inc./Triad Systems
            Corp., Term Loan -- Provider of information
            services.....................................        02/27/03             17,062,590
  43,922    DecisionOne Corp., Term Loan -- Multivendor,
            computer maintenance and technical support...  08/07/03 to 08/07/05       43,925,068
   7,000    Details, Inc., Term Loan -- Manufactures
            printed circuit boards.......................        11/30/04              7,002,056
   4,000    Labtec Enterprises, Inc., Term Loan --
            Manufacturer and marketer of multimedia
            accessory products...........................        10/07/04              4,002,475
   8,358    Rowe International, Inc., Term Loan --
            Manufacturer of jukeboxes and electronic
            equipment (a)................................        03/31/00              7,104,583
   8,929    Sarcom, Inc., Term Loan -- Provider of
            information technology.......................        12/31/02              8,973,899
   8,750    Viasystems, Inc., Term Loan -- Manufacturer
            of PCB equipment.............................  06/30/04 to 06/30/05        8,767,370
      53    Viasystems, Inc., Revolving Credit...........        12/31/02                 52,795
                                                                                  --------------
                                                                                     153,487,089
                                                                                  --------------
            ENTERTAINMENT/LEISURE  4.8%
   9,808    Alliance Gaming Corp., Term Loan -- Designer
            & manufacturer of gaming machines............        01/31/05              9,809,918
   2,143    Alliance Gaming Corp., Delayed Draw Term
            Loan.........................................        01/31/05              2,143,050
  21,500    ASC Network Corp., Term Loan -- Ski resort
            operator.....................................        05/31/06             21,499,902
  33,000    Fleer Corp., Term Loan -- Publisher of
            children's magazines (a)(b)..................        02/28/02             24,750,000
   8,000    Hard Rock Hotel, Inc., Term Loan -- Hotel and
            gaming.......................................  09/26/03 to 09/26/05        8,000,169
   2,267    Hollywood Entertainment Corp., Revolving
            Credit -- Owner and operator of video retail
            stores.......................................        09/05/02              2,266,774

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE (CONTINUED)
$  8,000    KSL Recreation Group, Inc., Term Loan --
            Leisure, recreation, and travel..............  04/30/05 to 04/30/06   $    8,016,411
   3,643    KSL Recreation Group, Inc., Revolving
            Credit.......................................        04/30/04              3,643,434
     353    Las Vegas Sands, Inc., Revolving Credit --
            Casino resort................................        11/30/03                396,554
   8,782    M.W. Manufacturers, Term Loan -- Manufacturer
            of sporting goods and table games............        09/15/02              8,783,303
  59,231    Mafco Finance Corp., Term Loan -- Holding
            company......................................        03/20/99             59,403,237
  79,000    Metro-Goldwyn-Mayer, Term Loan --
            Movie/television producer....................  03/31/05 to 03/31/06       79,017,514
  13,980    Metro-Goldwyn-Mayer, Revolving Credit........        09/30/03             13,981,226
  22,613    Six Flags Theme Parks, Term Loan -- Theme
            park operator................................        06/23/03             22,614,825
   6,700    Sportcraft, Ltd., Term Loan -- Supplier of
            high quality branded sporting goods..........        12/31/02              6,710,652
  46,819    Viacom, Inc., Term Loan -- Entertainment
            media/television programming.................  04/01/02 to 04/02/02       46,860,161
   2,744    Viacom, Inc., Revolving Credit...............        04/01/02              2,751,365
                                                                                  --------------
                                                                                     320,648,495
                                                                                  --------------
            FINANCE  1.2%
   1,936    Ark Asset Holdings, Inc., Term Loan --
            Institutional money manager..................        11/30/01              1,936,639
   7,000    Blackstone Capital Co., Term Loan --
            Financial services...........................        05/31/99              7,014,474
   7,000    Blackstone Capital Co., Revolving Credit.....        05/31/99              7,015,112
  25,000    Bridge Information Systems, Inc., Term
            Loan -- Provider of financial and analytical
            services.....................................        12/31/04             25,011,618
  35,852    Outsourcing Solution, Inc., Term Loan --
            Accounts receivable management services......  10/15/03 to 10/15/04       35,865,437
                                                                                  --------------
                                                                                      76,843,280
                                                                                  --------------
            FOOD/BEVERAGE  2.7%
  11,500    Amerifoods, Inc., Term Loan -- Manufacturer
            of snack foods and bakery products...........  06/30/01 to 06/30/02       10,925,000
  25,000    Dr. Pepper Bottling, Term Loan -- Soft drink
            bottler......................................        12/31/05             24,999,300
   9,263    Edwards Baking Corp., Term Loan --
            Manufacturer of bakery products..............  09/30/03 to 09/30/05        9,268,145
   9,921    IM Stadium, Inc., Term Loan -- Sports stadium
            concessions non-food products................  12/31/02 to 12/31/03        9,925,504
   7,363    Mistic Brands, Inc., Term Loan -- Beverage
            producer.....................................  06/01/04 to 06/01/05        7,363,361
  32,918    S.C. International Services, Term Loan --
            In-flight food services......................        08/28/02             32,925,767
  13,823    Select Beverages, Inc., Term Loan --
            Independent bottler..........................  06/30/01 to 06/30/02       13,826,505
   5,883    Southern Foods Group, Inc., Term Loan -- Milk
            processor and distributor....................        02/28/06              5,885,037

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            FOOD/BEVERAGE (CONTINUED)
$ 11,794    Specialty Foods Corp., Term Loan -- Food
            manufacturer.................................        04/01/01         $   11,794,122
  24,376    Stroh Brewery Co., Term Loan -- Beer
            manufacturer.................................        06/30/03             24,408,551
  20,021    Van De Kamp's, Inc., Term Loan -- Processor
            and distributor of frozen foods..............  04/30/03 to 09/30/03       20,046,760
   6,197    Windsor Quality Food Co., LTD, Term Loan --
            Processor of frozen foods....................        12/31/01              6,207,599
                                                                                  --------------
                                                                                     177,575,651
                                                                                  --------------
            FOOD STORES  2.3%
  42,756    Bruno's, Inc., Term Loan -- Southeastern
            retail food chain operator(a)(b).............  12/02/03 to 04/15/05       40,999,447
   4,825    Bruno's, Inc., Revolving Credit(a)(b)........        12/02/03              4,621,768
  12,740    Carr-Gottstein Foods, Term Loan --
            Alaska-based retail food chain operator......        12/31/02             12,743,711
  12,500    Eagle Family Foods, Term Loan -- Retail food
            chain operator and manufacturer..............        12/31/05             12,500,004
  22,035    Fleming Cos., Inc., Term Loan -- Food
            marketing and distribution...................        07/25/04             22,142,309
   5,515    Fleming Cos., Inc., Revolving Credit.........        07/25/03              5,711,617
   4,693    Harvest Foods, Inc., Term Loan --
            Mississippi-based retail food chain operator
            (a)(b).......................................        06/30/02                 93,861
  31,256    Pathmark Stores, Inc., Term Loan -- New
            Jersey-based retail food chain operator......  06/15/01 to 12/15/01       31,345,974
   5,069    Ralph's Grocery Co., Term Loan -- Los
            Angeles, California-based retail food chain
            operator.....................................        02/15/04              5,069,592
   8,508    Randall's Food Markets, Inc., Term Loan --
            Texas-based retail food chain operator.......        06/27/06              8,508,117
  10,157    Star Markets Co., Inc., Term Loan -- New
            England-based retail food chain operator.....  12/31/02 to 12/31/03       10,166,153
   2,522    Star Markets Co., Inc., Revolving Credit.....        12/31/01              2,523,748
                                                                                  --------------
                                                                                     156,426,301
                                                                                  --------------
            FUEL RETAILER  0.2%
  11,938    TravelCenters of America, Inc., Term Loan --
            Operator of truckstops nationwide............        03/31/05             11,969,989
                                                                                  --------------
            HEALTHCARE  12.2%
  16,328    Alaris Medical Systems, Inc., Term Loan --
            Infusion systems provider....................  08/01/02 to 05/01/05       16,342,047
   1,019    Alaris Medical Systems, Inc., Revolving
            Credit.......................................        08/01/02              1,019,246
   3,360    Alliance Imaging, Inc., Term Loan --
            Diagnostic imaging services..................        12/18/03              3,361,582
   7,447    Beltone Electronics, Inc., Term Loan --
            Manufacturer, marketer, and distributor of
            hearing aids.................................        10/31/04              7,447,071

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$  6,500    Charter Behavioral, Revolving Credit --
            Behavioral healthcare services...............        06/17/02         $    6,534,537
  59,240    Community Health Systems, Inc., Term Loan --
            Southeast and Southwest hospital
            operator/provider of healthcare services.....  12/31/03 to 12/31/05       59,349,218
  10,000    ConMed Corp., Term Loan -- Manufacturer and
            developer of medical devices.................        12/30/04             10,000,238
  51,147    Dade International, Inc., Term Loan --
            Medical equipment manufacturer/marketer......  12/31/02 to 12/31/04       51,196,783
  17,500    Endo Pharmaceuticals, Inc., Term Loan --
            Generic pharmaceutical producer..............        06/30/04             17,502,966
  27,000    Extendicare Health Services, Inc., Term
            Loan -- Operator of long-term care facilities
            and hospitals................................        12/31/03             27,000,676
  27,431    FPA Medical Management, Inc., Term Loan --
            Healthcare provider..........................        09/30/01             27,472,933
  30,577    Genesis Healthcare Ventures, Inc., Term
            Loan -- Elderly healthcare provider..........  09/30/04 to 06/01/05       30,580,992
  15,678    Graphic Controls Corp., Term Loan --
            Manufacturer of medical equipment............        09/28/03             15,682,144
   2,200    Housecall Medical Resources, Inc., Term
            Loan -- Provider of home healthcare
            services.....................................        05/01/00              2,200,910
   1,500    Housecall Medical Resources, Inc., Revolving
            Credit.......................................        05/01/00              1,502,522
   8,000    Insight Health Services Corp., Term Loan --
            Provider of diagnostic imaging services......        10/14/04              8,001,315
 150,000    Integrated Health Services, Inc., Term
            Loan -- Provider of post-acute healthcare
            services.....................................  09/15/03 to 09/15/05      150,002,497
   9,000    Kinetic Concepts, Inc., Term Loan --
            Manufacturer of therapeutic beds and support
            surfaces.....................................  12/31/04 to 12/31/05        9,001,190
       0    Magellan Health Services, Inc., Revolving
            Credit -- Provider of specialty
            medical services ............................        06/17/02                 68,904
   6,841    Medical Specialties Group, Inc., Term Loan --
            Supplier of medical pumps and consumables....  06/30/01 to 06/30/04        6,855,428
   9,855    Mediq/PRN Life Support Services, Inc., Term
            Loan -- Rents movable critical care
            equipment....................................        09/30/04              9,874,683
  27,437    Merit Behavioral Corp., Term Loan --
            Psychiatric hospital operator................        03/11/07             27,446,260
  15,292    Multicare Companies, Inc., Term Loan --
            Provider of long term care and specialty
            medical services.............................  09/30/04 to 06/01/05       15,291,689
  60,000    National Medical Care, Inc., Term Loan --
            Kidney dialysis service provider.............        09/30/03             60,154,585
   6,122    NEN Acquisition, Inc., Term Loan --
            Manufacturer of consumable radio-isotopic
            biochemicals.................................        03/31/05              6,149,147

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 25,000    Paragon Health Network, Inc., Term Loan --
            Provider of long-term care...................  03/31/05 to 03/31/06   $   25,006,432
   5,000    Prime Medical Services, Inc., Term Loan --
            Provider of lithotripsy services.............        04/30/03              5,013,202
  37,500    Quest Diagnostics, Inc., Term Loan --
            Clinical testing laboratory..................  12/05/02 to 12/05/03       37,612,292
   7,980    SMT Health Services, Inc., Term Loan --
            Provider of diagnostic imaging services......        08/30/03              7,980,097
  25,000    Sterling Diagnostic, Inc., Term Loan --
            Manufacturer and marketer of medical imaging
            equipment....................................        09/30/05             25,017,894
  90,000    Sun Healthcare Group, Inc., Term Loan --
            Provider of healthcare services..............  11/12/04 to 11/12/05       90,000,554
  52,500    Total Renal Care Holdings, Inc., Term Loan --
            Provider of dialysis services................        09/30/07             52,500,954
   4,938    WGL Acquisition Corp., Term Loan --
            Manufacturer of implant batteries and medical
            devices......................................        07/30/04              4,937,661
                                                                                  --------------
                                                                                     818,108,649
                                                                                  --------------
            MANUFACTURING  7.0%
   9,325    Arena Brands, Inc., Term Loan -- Manufacturer
            of hats......................................        06/01/02              9,333,606
     758    Arena Brands, Inc., Revolving Credit.........        06/01/02                757,507
   7,406    CII Carbon, L.L.C., Term Loan -- Calcinated
            coke producer................................        09/30/04              7,426,406
  12,219    Calmar, Inc., Term Loan -- Manufacturer of
            dispensing and spray products................  09/15/03 to 03/15/04       12,223,463
   9,728    CBP Resources, Inc., Term Loan --
            Manufacturer of animal feed ingredients......        09/30/03              9,734,356
   8,307    Chatham Technologies Acquisition, Inc., Term
            Loan -- Manufacturer of custom electronic
            enclosures...................................  08/18/03 to 08/18/05        8,310,991
  50,913    Dal-Tile Group, Inc., Term Loan -- Ceramic
            tile and floor covering
            manufacturer/retailer........................  12/31/02 to 12/31/03       51,077,187
   5,079    Dal-Tile Group, Inc., Revolving Credit.......        12/31/02              5,082,742
   7,500    Desa International, Term Loan -- Diversified
            manufacturer of heaters, fireplaces, and
            specialty tools..............................        12/26/04              7,506,659
   9,321    Ebel USA, Inc., Term Loan -- Manufacturer of
            luxury time pieces...........................        09/30/01              9,325,736
   2,595    Essex Group, Inc., Revolving Credit --
            Manufacturer of electrical wire and cable....        10/31/01              2,605,868
  52,500    Evenflo & Spalding Holdings Corp., Term
            Loan -- Global manufacturer of branded
            sporting goods/juvenile products.............  09/30/03 to 03/30/06       51,470,553
   5,130    Evenflo & Spalding Holdings Corp., Revolving
            Credit.......................................        09/30/03              5,027,459
  17,375    Fairchild Semiconductor Corp., Term Loan --
            Manufacturer of semiconductors...............        03/11/03             17,390,586

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            MANUFACTURING (CONTINUED)
$ 17,995    Foamex, L.P., Term Loan --
            Manufacturer/marketer of flexible
            polyurethane.................................  06/30/03 to 06/30/06   $   18,002,851
   3,652    Foamex, L.P., Revolving Credit...............        06/12/03              3,652,658
  34,000    Furniture Brands, Term Loan -- Manufacturer
            and marketer of furniture....................        06/30/07             34,000,000
  27,500    Goodman Manufacturing, Inc., Term Loan --
            Heating, air conditioning, and home appliance
            manufacturer.................................  09/30/04 to 09/30/05       27,522,719
   9,925    IAH Acquisition Corp., Term Loan -- Safety
            shoe manufacturer, distributor, and
            retailer.....................................        01/31/05              9,959,664
   6,419    Identity Group, Inc., Term Loan -- Designer,
            manufacturer, and distributor of identity
            products.....................................        11/22/03              6,432,224
  25,919    International Wire Group, Term Loan --
            Manufacturer of auto, appliance, and
            communication wires..........................        09/30/03             25,946,986
  29,925    IPC, Inc., Term Loan -- Manufacturer of
            packaging materials..........................        10/02/04             29,933,218
   6,133    Jet Plastica Industries, Inc., Term Loan --
            Manufacturer of disposable tableware
            products.....................................  12/31/02 to 12/31/04        6,151,865
  28,002    Johnstown America, Term Loan -- Manufacturer
            of railcars..................................        03/31/03             28,006,741
   9,658    RTI Funding Corp., Term Loan -- Manufacturer
            of building blocks for children..............  02/08/03 to 02/08/04        9,659,812
  20,000    Safelite Glass Corp., Term Loan --
            Manufacturer/installer of auto glass
            replacements.................................  12/23/04 to 12/23/05       20,000,000
   9,630    Signature Brands, Inc., Term Loan --
            Manufacturer of small appliances.............        08/15/01              9,640,602
   6,940    Simmons Co., Term Loan -- Manufacturer and
            distributor of bedding.......................        03/31/03              6,945,939
  24,979    UCAR International, Inc., Term Loan --
            Manufacturer of graphite/carbide
            electrodes...................................        12/31/02             24,993,311
   6,201    U.F. Acquisition, Term Loan -- Provider of
            fixtures and storage for retailer stores.....        12/15/02              6,203,661
   4,983    Walco International, Inc., Term Loan --
            Distributor of animal health products........        03/31/04              4,997,081
   1,115    Windy Hill Pet Food Co., Term Loan --
            Manufacturer of pet food products............        12/31/03              1,131,177
                                                                                  --------------
                                                                                     470,453,628
                                                                                  --------------
            MINING/METALS  0.8%
  10,732    Alliance Coal Corp., Term Loan -- Coal
            mining.......................................  12/31/01 to 12/31/02       10,756,358
  22,483    AMAX Gold, Inc., Term Loan -- Gold and silver
            mining and processing........................        12/31/01             22,521,250
   4,712    Centennial Resources, Inc., Term Loan -- Coal
            provider.....................................  03/31/02 to 03/31/04        4,726,954

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            MINING/METALS (CONTINUED)
$  7,064    Fairmont Minerals, Ltd., Term Loan -- Silica
            sand and gravel producer.....................        02/25/05         $    7,064,025
   8,705    U.S. Silica Co., Term Loan -- Producer of
            industrial silica............................        12/31/03              8,719,351
                                                                                  --------------
                                                                                      53,787,938
                                                                                  --------------
            PAPER  5.5%
  10,000    Bear Island Paper Co., Term Loan -- Paper
            mill.........................................        12/31/05             10,002,678
  24,698    Crown Paper Co., Term Loan -- Producer of
            value-added paper products...................        08/23/02             24,718,654
   2,694    Crown Paper Co., Revolving Credit............        08/23/02              2,698,124
   4,000    CST Office Products, Corp., Term Loan --
            Manufacturer and distributor of stock
            computer forms...............................        12/31/01              4,020,897
   8,458    Fleming Packaging Co., Term Loan --
            Manufacturer of premium printed labels.......        08/30/04              8,459,909
 105,623    Jefferson Smurfit Corp., Term Loan --
            Manufacturer of corrugated paper products....  04/30/01 to 10/31/02      105,646,432
  13,985    S.D. Warren Co., Term Loan -- Manufacturer of
            coated-free paper............................        04/26/04             13,996,755
  15,500    St. Laurent Paper Products L.L.C., Term
            Loan -- Producer of integrated pulp and
            paper........................................  05/31/03 to 05/31/04       15,530,448
 175,180    Stone Container Corp., Term Loan --
            Manufacturer of paper products...............  04/01/00 to 10/01/03      175,783,303
     732    Stone Container Corp., Revolving Credit......        05/15/99                731,849
   7,851    Stronghaven, Inc., Term Loan -- Manufacturer
            of corrugated containers.....................        05/15/04              7,873,185
                                                                                  --------------
                                                                                     369,462,234
                                                                                  --------------
            PERSONAL/NON-DURABLE  1.6%
   9,453    Chattem, Inc., Term Loan -- Manufacturer and
            marketer of OTC pharmaceuticals..............        06/30/04              9,474,656
  17,728    Mary Kay Cosmetics, Inc., Term Loan -- Direct
            cosmetic sales...............................        03/06/04             17,780,460
     214    Mary Kay Cosmetics, Inc., Revolving Credit...        03/06/04                223,015
  24,875    Playtex Products, Inc., Term Loan --
            Manufacturer of beauty aid and hygiene
            products.....................................        09/15/03             24,898,130
  55,000    Revlon Consumer Products Corp., Term Loan --
            Manufacturer of cosmetics....................        05/30/02             55,068,974
                                                                                  --------------
                                                                                     107,445,235
                                                                                  --------------
            PRINTING/PUBLISHING  3.2%
  20,669    Advanstar Communications, Term Loan -- Trade
            magazine publisher...........................  12/31/02 to 12/21/03       20,713,557
  14,452    ADVO, Inc., Term Loan -- Direct mail
            marketer.....................................        09/29/03             14,457,428
  45,341    American Media Operations, Inc., Term Loan --
            Magazine/newspaper publisher.................  09/30/01 to 09/30/02       45,345,831

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            PRINTING/PUBLISHING (CONTINUED)
$    273    American Media Operations, Inc., Revolving
            Credit.......................................        09/30/01         $      274,014
   2,333    Brylane, L.P., Term Loan -- Catalog retailer
            of apparel...................................        10/20/02              2,333,655
     467    Brylane, L.P., Revolving Credit..............        10/20/02                466,722
   9,000    Cygnus Publishing, Inc., Term Loan --
            Magazine publisher...........................        06/05/05              9,024,629
     735    Garden State Newspapers, Inc., Term Loan --
            Suburban newspaper operator..................        03/31/04                738,574
   4,214    Garden State Newspapers, Inc., Revolving
            Credit.......................................        06/30/03              4,250,601
  23,811    Journal News, Inc., Term Loan -- Multiple
            newspaper printer............................        12/31/02             23,818,860
  33,000    Morris Communications, Inc., Term Loan --
            Newspaper operator...........................  03/31/04 to 06/30/05       33,014,012
  10,783    Polyfibron Technologies, Inc., Term Loan --
            Manufacturer/marketer of consumable printing
            products.....................................        12/28/03             10,798,123
  19,000    PRIMEDIA, Inc., Term Loan -- Magazine
            publications.................................        06/30/04             19,015,567
   7,529    TWP Capital Corp., Term Loan -- Publisher of
            yellow pages.................................        10/01/04              7,529,497
   7,913    Von Hoffman Press, Inc., Term Loan --
            Manufacturer of textbooks....................  05/30/03 to 05/30/05        7,928,872
   1,528    Von Hoffman Press, Inc., Revolving Credit....        05/30/03              1,527,750
   5,000    Yellow Book USA, Inc., Term Loan -- Publisher
            of directories...............................  12/15/05 to 12/05/06        5,000,808
  10,000    21st Century Newspaper, Inc., Term Loan --
            Local newspaper publisher....................        09/15/03             10,005,079
                                                                                  --------------
                                                                                     216,243,579
                                                                                  --------------
            RESTAURANTS  0.4%
   5,686    California Pizza Kitchen, Inc., Term Loan --
            Restaurant chain.............................        09/30/04              5,686,329
     943    Carvel Corp., Term Loan -- Soft ice cream
            products franchiser..........................        12/31/98                942,814
   4,051    Long John Silver's Restaurants, Inc., Term
            Loan -- Retail seafood restaurant
            owner/operator...............................        09/30/04              4,179,093
  14,813    Shoney's, Inc., Term Loan -- Restaurant
            chain........................................        04/30/02             14,813,270
                                                                                  --------------
                                                                                      25,621,506
                                                                                  --------------
            RETAIL  1.8%
   7,500    Amazon.com, Inc., Term Loan -- Retailer of
            books online.................................        12/23/00              7,500,000
  17,086    Color Tile, Inc., Term Loan -- National
            retailer of floor and wall covering products
            (a) (b)......................................        12/31/98              6,663,504
   5,926    Kirkland's Holdings, Term Loan -- Retailer of
            decorative home accessories and gift items...        06/30/02              5,935,998
   9,278    Luxottica Group SPA, Term Loan --
            Manufacturer and distributor of eyeglasses...        06/30/01              9,277,556
   7,944    Murray's Discount Auto, Inc., Term Loan --
            Retailer of auto parts.......................        06/30/03              7,944,690

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            RETAIL (CONTINUED)
$  7,385    Nebraska Book Co., Inc., Term Loan -- Used
            book distributor.............................        10/31/03         $    7,385,000
  25,959    Payless Cashways, Inc., Term Loan -- Building
            products retailer............................        11/30/02             25,959,037
   8,679    Payless Cashways, Inc., Revolving Credit.....        05/31/02              8,679,427
  10,761    Peebles, Inc., Term Loan -- Mid-Atlantic
            retailer.....................................        06/09/02             10,761,244
  17,500    QVC, Inc., Term Loan -- Home shopping
            television network...........................        02/15/02             17,515,690
  10,503    Service Merchandise Co., Inc., Term Loan --
            Catalog retailer.............................        09/10/02             10,506,893
   4,961    Vitamin Shoppe Industries, Inc., Term Loan --
            Retailer/marketer of vitamins................        05/15/04              4,961,553
                                                                                  --------------
                                                                                     123,090,592
                                                                                  --------------
            TEXTILES  1.4%
  11,270    American Marketing Industries, Inc., Term
            Loan -- Manufacturer of textiles.............        11/30/02             11,270,000
   8,955    GFSI, Inc., Term Loan -- Designer,
            manufacturer, and marketer of sportswear.....        03/31/04              8,963,150
   4,064    Homemaker Industries, Inc., Term Loan --
            Manufacturer of braided rugs.................        06/30/04              4,081,686
   5,394    Ithaca Industries, Inc., Term Loan --
            Manufacturer of undergarments and hosiery....        08/31/99              5,466,480
   1,292    Ithaca Industries, Inc., Revolving Credit....        08/31/99              1,358,713
  14,000    Joan Fabrics Corp., Term Loan -- Manufacturer
            of automobile and furniture textiles.........  06/30/05 to 06/30/06       15,002,903
  13,413    Johnston Industries, Inc., Term Loan --
            Diversified manufacturer of home furnishings
            and textiles.................................        03/28/03             13,429,111
  34,476    London Fog Industries, Inc., Term Loan --
            Manufacturer of rainwear and outerwear (c)...        05/31/02             25,909,842
   7,056    William Carter Co., Term Loan -- Manufacturer
            of children's clothing.......................        10/30/03              7,072,496
                                                                                  --------------
                                                                                      92,554,381
                                                                                  --------------
            TRANSPORTATION  1.8%
  29,500    Atlas Freighter Leasing, Inc., Term Loan --
            Air cargo carrier............................  05/29/04 to 06/30/04       29,526,550
  51,564    Continental Airlines, Inc., Term Loan --
            Airline passenger carrier....................  07/31/02 to 07/31/04       51,622,878
  39,654    Evergreen International Aviation, Inc., Term
            Loan -- Air cargo carrier....................  05/31/02 to 05/31/03       39,782,193
                                                                                  --------------
                                                                                     120,931,621
                                                                                  --------------

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            WIRELESS COMMUNICATIONS/
            TELECOMMUNICATIONS  10.5%
$ 27,977    Arch Communications, Inc., Term Loan --
            Wireless communications operator.............  12/31/02 to 12/31/03   $   28,028,422
   7,750    Arch Communications, Inc., Revolving
            Credit.......................................        12/31/02              7,813,098
   5,950    Claricom, Inc., Term Loan -- Seller and
            servicer of telephone systems and software...        11/30/02              5,959,160
  12,331    Global TeleSystems Group, Inc., Term Loan --
            Provider of telecommunications networks and
            wireless services............................        11/30/02             12,331,068
   6,585    Intesys Technologies, Inc., Term Loan --
            Equipment manufacturer for
            telecommunications/autos.....................        12/31/01              6,588,072
  30,412    Iridium Operating LLC, Term Loan -- Global,
            wireless commercial telephone systems........        09/30/98             30,412,409
  12,500    Metrocall, Inc., Term Loan -- Provider of
            paging services..............................        12/31/04             12,500,060
   2,216    Metrocall, Inc., Revolving Credit............        12/31/04              2,338,495
  64,005    Mobilemedia Communications, Inc., Term
            Loan -- Nationwide paging operator...........  06/30/02 to 06/30/03       61,465,483
   2,555    Mobilemedia Communications, Inc., Revolving
            Credit.......................................        06/30/02              2,458,232
 111,363    Nextel Finance Co., Term Loan -- Wireless
            communications service provider..............  03/31/03 to 06/30/03      111,573,516
  16,592    Nextel Finance Co., Revolving Credit.........        03/30/03             17,502,696
  35,000    Omnipoint Communications Corp., Term Loan --
            Wireless communications/PCS service
            provider.....................................        12/31/04             35,000,000
  11,000    Powertel PCS, Inc., Revolving Credit --
            Wireless communications/PCS service
            provider.....................................        03/31/06             10,998,436
  34,098    Price Communications, Inc., Term Loan --
            Cellular communications provider.............  09/30/05 to 09/30/06       34,098,359
   6,867    Price Communications, Inc., Revolving
            Credit.......................................        09/30/05              6,866,747
  11,767    Shared Technologies, Inc., Term Loan --
            Provider of shared telecommunications
            services.....................................  03/30/01 to 03/31/03       11,773,456
   1,533    Shared Technologies, Inc., Revolving
            Credit.......................................        03/30/01              1,534,926
  75,000    Sprint Spectrum L.P., Term Loan -- PCS
            provider/wireless communications.............        01/31/02             75,280,377
  70,000    Sprint, Lucent Technologies Vendor Facility,
            Term Loan -- PCS provider/wireless
            communications...............................        06/30/01             70,359,526
  43,995    Sprint, Northern Telecom Vendor Facility,
            Term Loan -- PCS provider/wireless
            communications...............................        03/31/05             44,475,536
   9,500    Teletouch Communications, Inc., Term Loan --
            Provider of paging services..................        11/30/05              9,500,000
   5,727    USA Mobile Communications, Inc. II, Revolving
            Credit -- Wireless communications service
            provider.....................................        06/30/02              5,771,916
   2,500    Wavetech Corp., Term Loan -- Developer and
            manufacturer of communications testing
            equipment....................................        12/15/02              2,500,034

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                           Stated
  (000)                       Borrower                          Maturity*             Value
------------------------------------------------------------------------------------------------
            WIRELESS COMMUNICATIONS/
            TELECOMMUNICATIONS (CONTINUED)
$ 30,000    Western PCS II Corp., Term Loan -- PCS
            owner/operator...............................        12/31/03         $   30,184,910
  65,000    Western Wireless Corp., Term Loan -- Cellular
            and personal communications services
            operator.....................................        03/31/05             65,009,991
                                                                                  --------------
                                                                                     702,324,925
                                                                                  --------------
            OTHER  1.7%
   1,050    AES Cemig Funding Corp., Term Loan --
            Electric utility provider....................        08/28/98              1,050,000
   1,750    AESEBA Funding Corp., Term Loan -- Electric
            utility provider.............................        08/28/98              1,750,000
  17,220    Allied Waste Industries, Inc., Term Loan --
            Solid waste management.......................        12/05/03             17,233,040
   4,358    Borg-Warner Security Corp., Revolving
            Credit -- Protection and security services
            provider.....................................        03/31/02              4,367,821
  16,000    Brand Scaffold Services, Inc., Term Loan --
            Industrial scaffolding rental services.......  09/30/02 to 09/30/04       16,041,895
     333    Brand Scaffold Services, Inc., Revolving
            Credit.......................................        09/30/02                337,842
   8,778    Kindercare Learning Centers, Inc., Term
            Loan -- Provider of educational and child
            care services................................        03/21/06              8,777,764
  19,035    LES, Inc., Term Loan -- Hazardous and
            industrial waste services....................  05/15/03 to 05/15/05       19,065,494
  10,000    Norwood Promotional Products, Inc., Term
            Loan -- Supplier of custom-imprinted
            promotional products.........................        08/28/04             10,001,743
   5,032    Panolam Industries, Inc., Term Loan --
            Manufactures and markets decorative panels...        01/31/03              5,037,651
   6,888    RIGCO North America, L.L.C., Term Loan --
            Lessor of semi-submersible offshore drilling
            rigs.........................................        09/30/98              6,904,030
   4,857    Smarte Carte Corp., Term Loan -- Manufacturer
            of airport carts and storage lockers.........        06/30/03              4,869,975
  15,777    United Stationers, Inc., Term Loan --
            Distributor of office paper products.........        10/31/03             15,788,234
                                                                                  --------------
                                                                                     111,225,489
                                                                                  --------------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  85.1%................    5,699,467,312
                                                                                  --------------
            EQUITIES  1.3%
            AFC Enterprises, Inc. (604,251 common shares) (d) (e)..............        3,625,506
            Best Products Co., Inc. (297,480 common shares) (e)................                0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (e)....                0
            Camelot Music Holdings, Inc., (1,994,717 common shares)............       69,498,022
            Dan River, Inc. (192,060 common shares) (e)........................        2,832,885
            Classic Cable, Inc. (Warrants for 760 shares) (e)..................                0
            Flagstar Cos., Inc. (8,755 common shares) (e)......................            3,239
            London Fog Industries, Inc. (10,833,012 common shares) (d) (e).....                0

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


                             Borrower                                                Value
-----------------------------------------------------------------------------------------------
           EQUITIES (CONTINUED)
           London Fog Industries, Inc., ($19,181,547 par amount of preferred
           stock, 17.5% coupon, maturity 05/31/02) (c) (d)....................   $    9,590,774
           Nextel Communications, Inc. (Warrants for 60,000 common
           shares) (d) (e)....................................................          738,750
           Payless Cashways, Inc. (1,024,159 common shares) (e)...............        2,016,313
           Rigco N.A., L.L.C. (Warrants for .325% interest of company's fully
           diluted equity)....................................................           16,250
           Sarcom, Inc. (43 common shares) (e)................................                0
                                                                                 --------------
           TOTAL EQUITIES.....................................................       88,321,739
                                                                                 --------------
           TOTAL LONG-TERM INVESTMENTS  86.4%
           (Cost $5,824,985,388)..............................................    5,787,789,051
                                                                                 --------------
           SHORT-TERM INVESTMENTS  12.9%
           COMMERCIAL PAPER  1.5%
           Comdisco, Inc. ($25,000,000 par, maturing 02/23/98, yielding
           5.62%).............................................................       24,914,139
           Cox Communications, Inc. ($20,000,000 par, maturing 02/20/98,
           yielding 5.60%)....................................................       19,940,889
           Illinois Central Railroad Co. ($30,000,000 par, maturing 03/10/98,
           yielding 5.61%)....................................................       29,827,025
           Rite Aid Corp. ($14,500,000 par, maturing 02/12/98, yielding
           5.59%).............................................................       14,475,233
           XTRA, Inc. ($15,000,000 par, maturing 02/02/98 to 02/03/98,
           yielding 5.60% to 5.62%)...........................................       14,996,883
                                                                                 --------------
           TOTAL COMMERCIAL PAPER.............................................      104,154,169
                                                                                 --------------
           SHORT-TERM LOAN PARTICIPATIONS  11.4%
           American Stores Co. ($30,000,000 par, maturing 02/02/98 to
           03/06/98, yielding 5.72% to 6.08%).................................       30,000,000
           Army and Air Force Service Exchange ($30,000,000 par, maturing
           02/06/98 to 02/20/98, yielding 5.55% to 5.57%).....................       30,000,000
           Ashland Oil Co. ($25,000,000 par, maturing 02/02/98, yielding
           5.70%).............................................................       25,000,000
           Baxter International, Inc. ($7,000,000 par, maturing 02/03/98,
           yielding 5.54%)....................................................        7,000,000
           Bell Atlantic Financial Services, Inc. ($30,000,000 par, maturing
           02/10/98, yielding 5.51% to 5.52%).................................       30,000,000
           Bell Atlantic Networks ($20,000,000 par, maturing 02/11/98,
           yielding 5.50%)....................................................       20,000,000
           Cabot Corp. ($20,000,000 par, maturing 03/16/98 to 03/23/98,
           yielding 6.08% to 6.10%)...........................................       20,000,000
           Centex Corp. ($35,000,000 par, maturing 02/02/98 to 02/12/98,
           yielding 5.63% to 5.70%)...........................................       35,000,000
           Champion International Corp. ($20,000,000 par, maturing 02/24/98,
           yielding 5.63%)....................................................       20,000,000
           CIBC New York ($290,271,983 par, maturing 03/02/98, yielding
           6.625%)............................................................      290,271,983
           Conagra, Inc. ($27,000,000 par, maturing 02/06/98 to 02/13/98,
           yielding 5.62%)....................................................       27,000,000
           Echlin, Inc. ($30,000,000 par, maturing 02/12/98, yielding
           5.62%).............................................................       30,000,000
           Enron Corp. ($14,000,000 par, maturing 02/02/98, yielding 5.70%)...       14,000,000
           IKON Office Solutions, Inc. ($7,600,000 par, maturing 02/02/98,
           yielding 5.73%)....................................................        7,600,000
           Indiana Gas, Inc. ($10,000,000 par, maturing 02/03/98, yielding
           5.51%).............................................................       10,000,000

                                               See Notes to Financial Statements

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


                             Borrower                                                Value
-----------------------------------------------------------------------------------------------
           SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
           McKesson Corp. ($30,000,000 par, maturing 02/18/98, yielding
           5.62%).............................................................   $   30,000,000
           National Rural Utilities Coop Financial ($30,000,000 par, maturing
           02/11/98 to 02/17/98, yielding 5.50% to 5.52%).....................       30,000,000
           Nipsco Capital Markets, Inc. ($12,700,000 par, maturing 02/12/98,
           yielding 5.65%)....................................................       12,700,000
           Ralston Purina Co. ($10,000,000 par, maturing 02/09/98, yielding
           5.62%).............................................................       10,000,000
           State Street Bank & Trust Co. ($11,000,000 par, maturing 02/02/98,
           yielding 5.25%)....................................................       11,000,000
           Temple Inland, Inc. ($11,000,000 par, maturing 02/06/98, yielding
           5.63%).............................................................       11,000,000
           TRW, Inc. ($30,000,000 par, maturing 02/05/98 to 02/06/98, yielding
           5.50%).............................................................       30,000,000
           Tyson Foods ($10,000,000 par, maturing 02/05/98, yielding 5.60%)...       10,000,000
           Universal Corp. ($10,000,000 par, maturing 02/05/98, yielding
           5.69%).............................................................       10,000,000
           Western Resources, Inc. ($10,000,000 par, maturing 02/03/98,
           yielding 5.66%)....................................................       10,000,000
                                                                                 --------------
           TOTAL SHORT-TERM LOAN PARTICIPATIONS...............................      760,571,983
                                                                                 --------------
           TOTAL SHORT-TERM INVESTMENTS  12.9%
           (Cost $864,726,152)................................................      864,726,152
                                                                                 --------------
           TOTAL INVESTMENTS  99.3%
           (Cost $6,689,711,540)..............................................    6,652,515,203
           OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%........................       44,400,628
                                                                                 --------------
           NET ASSETS  100.0%.................................................   $6,696,915,831
                                                                                 ==============

(a) Non-income producing senior loan interest.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Payment-in-kind security.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $6,689,711,540).....................  $6,652,515,203
Receivables:
  Interest and Fees.........................................      47,305,237
  Fund Shares Sold..........................................      24,906,105
  Investments Sold..........................................       1,848,229
Other.......................................................         121,364
                                                              --------------
    Total Assets............................................   6,726,696,138
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       9,135,281
  Investment Advisory Fee...................................       5,300,054
  Administrative Fee........................................       1,425,053
  Distributor and Affiliates................................       1,095,896
  Fund Shares Repurchased...................................       1,011,504
  Custodian Bank............................................         989,158
Deferred Facility Fees......................................       8,260,344
Accrued Expenses............................................       2,485,450
Trustees' Deferred Compensation and Retirement Plans........          77,567
                                                              --------------
    Total Liabilities.......................................      29,780,307
                                                              --------------
NET ASSETS..................................................  $6,696,915,831
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 671,740,987 shares issued and
  outstanding)..............................................  $    6,717,410
Paid in Surplus.............................................   6,719,618,168
Accumulated Undistributed Net Investment Income.............      11,722,204
Accumulated Net Realized Loss...............................      (3,945,614)
Net Unrealized Depreciation.................................     (37,196,337)
                                                              --------------
NET ASSETS..................................................  $6,696,915,831
                                                              ==============
NET ASSET VALUE PER COMMON SHARE
  ($6,696,915,831 divided by 671,740,987 shares
  outstanding)..............................................  $         9.97
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $263,409,515
Fees........................................................    10,796,013
Other.......................................................     1,303,172
                                                              ------------
    Total Income............................................   275,508,700
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    30,536,567
Administrative Fee..........................................     8,202,319
Shareholder Services........................................     3,609,020
Legal.......................................................     1,012,000
Custody.....................................................       918,660
Trustee Fees and Expenses...................................        11,710
Other.......................................................     2,036,894
                                                              ------------
    Total Expenses..........................................    46,327,170
                                                              ------------
NET INVESTMENT INCOME.......................................  $229,181,530
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  3,647,277
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (31,460,156)
  End of the Period.........................................   (37,196,337)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (5,736,181)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (2,088,904)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $227,092,626
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended January 31, 1998 and
                    the Year Ended July 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended     Year Ended
                                                          January 31, 1998   July 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income....................................  $  229,181,530    $  392,667,747
Net Realized Gain........................................       3,647,277           442,960
Net Unrealized Depreciation During the Period............      (5,736,181)      (25,147,243)
                                                           --------------    --------------
Change in Net Assets from Operations.....................     227,092,626       367,963,464
Distributions from Net Investment Income.................    (222,829,155)     (390,215,999)
                                                           --------------    --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       4,263,471       (22,252,535)
                                                           --------------    --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold.........................     712,453,217     1,781,772,630
Value of Shares Issued Through Dividend Reinvestment.....     118,070,057       209,636,808
Cost of Shares Repurchased...............................    (374,838,695)     (597,973,300)
                                                           --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......     455,684,579     1,393,436,138
                                                           --------------    --------------
TOTAL INCREASE IN NET ASSETS.............................     459,948,050     1,371,183,603
NET ASSETS:
Beginning of the Period..................................   6,236,967,781     4,865,784,178
                                                           --------------    --------------
End of the Period (Including accumulated undistributed
  net investment income of $11,722,204 and $5,369,829,
  respectively)..........................................  $6,696,915,831    $6,236,967,781
                                                           ==============    ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ 227,092,626
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (445,158,960)
  Increase in Interest and Fees Receivables.................     (1,916,489)
  Increase in Receivable for Investments Sold...............     (1,091,932)
  Increase in Other Assets..................................        (84,152)
  Decrease in Deferred Facility Fees........................     (9,847,808)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        440,934
  Increase in Distributor and Affiliates Payable............        647,958
  Increase in Accrued Expenses..............................        127,511
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................          9,224
                                                              -------------
    Total Adjustments.......................................   (456,873,714)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (229,781,088)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    710,515,539
Payments on Shares Repurchased..............................   (374,201,633)
Decrease in Intra-day Credit Line...........................     (4,107,869)
Cash Dividends Paid.........................................   (102,424,949)
                                                              -------------
  Net Cash Provided by Financing Activities.................    229,781,088
                                                              -------------
NET INCREASE IN CASH........................................            -0-
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT END OF THE PERIOD...................................  $         -0-
                                                              =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months                 Year Ended July 31,
                                       Ended         -----------------------------------------
                                  January 31, 1998     1997       1996       1995       1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................     $  9.963       $ 10.002   $ 10.046   $ 10.052   $ 10.004
                                      --------       --------   --------   --------   --------
  Net Investment Income..........         .347           .701       .735       .756       .618
  Net Realized and Unrealized
    Gain/Loss....................        (.003)         (.042)     (.028)     (.004)      .015
                                      --------       --------   --------   --------   --------
Total from Investment
  Operations.....................         .344           .659       .707       .752       .633
                                      --------       --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income............         .338           .698       .751       .758       .585
  Distributions in Excess of Net
    Investment Income............          -0-            -0-        -0-        -0-        -0-
                                      --------       --------   --------   --------   --------
Total Distributions..............         .338           .698       .751       .758       .585
                                      --------       --------   --------   --------   --------
Net Asset Value, End of the
  Period.........................     $  9.969       $  9.963   $ 10.002   $ 10.046   $ 10.052
                                      ========       ========   ========   ========   ========
Total Return (a).................        3.55%*         6.79%      7.22%      7.82%      6.52%
Net Assets at End of the Period
  (In millions)..................     $6,696.9       $6,237.0   $4,865.8   $2,530.1   $1,229.0
Ratio of Expenses to Average Net
  Assets.........................        1.41%          1.42%      1.46%      1.49%      1.53%
Ratio of Net Investment Income to
  Average Net Assets.............        6.99%          7.02%      7.33%      7.71%      6.16%
Portfolio Turnover (b)...........          39%*           83%        66%        71%        74%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $5,699,467,312 (85.1% of net assets) is determined in the absence of actual market values by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Facilities fees on senior loans purchased after July 31, 1997, are treated as market discount. Market premiums and discounts are amortized over the stated life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $3,643,444, which will expire on July 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At January 31, 1998, for federal income tax purposes cost of long- and short-term investments is $6,689,711,540, the aggregate gross unrealized appreciation is $32,554,630 and the aggregate gross unrealized depreciation is $69,750,967 resulting in net unrealized depreciation of $37,196,337.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion......................................   .950 of 1%
Next $3.5 billion.......................................   .900 of 1%
Next $2.5 billion.......................................   .875 of 1%
Over $10.0 billion......................................   .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 1998, the Trust recognized expenses of approximately $188,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 1998, the Trust recognized expenses of approximately $37,500 representing the Administrator's or its affiliates' (collectively "VKAC") cost of providing legal services to the Trust.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 1998, the Trust recognized expenses of approximately $2,624,700, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At January 31, 1998 and July 31, 1997, paid in surplus aggregated $6,719,618,168 and $6,264,390,819, respectively.

    Transactions in common shares were as follows:

                                             SIX MONTHS
                                                  ENDED         YEAR ENDED
                                       JANUARY 31, 1998      JULY 31, 1997
--------------------------------------------------------------------------
Beginning Shares........................    626,018,023       486,490,317
                                            -----------       -----------
Shares Sold.............................     71,491,711       178,438,954
Shares Issued Through Dividend
  Reinvestment..........................     11,848,368        20,996,830
Shares Repurchased......................    (37,617,115)      (59,908,078)
                                            -----------       -----------
Net Increase in Shares Outstanding......     45,722,964       139,527,706
                                            -----------       -----------
Ending Shares...........................    671,740,987       626,018,023
                                            ===========       ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,687,937,870 and $2,224,680,751, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 1998, 37,617,115 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                           WITHDRAWAL
YEAR OF REPURCHASE                                             CHARGE
---------------------------------------------------------------------
First....................................................        3.0%
Second...................................................        2.5%
Third....................................................        2.0%
Fourth...................................................        1.5%
Fifth....................................................        1.0%
Sixth and following......................................        0.0%

    For the six months ended January 31, 1998, VKAC received early withdrawal charges of approximately $4,976,500 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $443,863,200 as of January 31, 1998. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $250,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

                          January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.

    At January 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                  PRINCIPAL
                                                     AMOUNT      VALUE
SELLING PARTICIPANT                                   (000)      (000)
----------------------------------------------------------------------
Bankers Trust...................................  $107,880    $107,852
Donaldson Lufkin Jenrette.......................    46,500      46,687
NationsBank.....................................    26,000      26,016
Canadian Imperial Bank of Commerce..............    20,133      20,041
Goldman Sachs...................................    19,552      19,441
Merrill Lynch Capital Corp......................    18,039      18,069
Bank of New York................................    15,862      15,872
Chase Securities Inc............................    13,033      13,043
ABN AMRO........................................     4,444       4,453
Fleet National Bank.............................     2,500       2,500
                                                  --------    --------
Total...........................................  $273,943    $273,974
                                                  ========    ========

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

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